                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2004
                                                          --------------

                                   NYFIX, INC.
             (Exact name of registrant as specified in its charter)

New York                                0-21324                  06-1344888
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission             (IRS Employer
of incorporation)                     File Number)           Identification No.)

                 333 Ludlow Street, Stamford, Connecticut 06902
                 ----------------------------------------------
                    (Address of principal executive offices)

        Registrant's telephone number, including area code: 203-425-8000

        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

Exhibit
Number          Exhibit
------          -------

99.1            Press release of NYFIX, Inc. dated March 30, 2004.

Item 12. Results of Operations and Financial Condition.
         ---------------------------------------------

          On March 30,  2004,  NYFIX,  Inc.  announced  that it was delaying the filing of its 2003 Annual  Report on Form 10-K and restating  financial  results relating to its investment in and acquisition of NYFIX  Millennium,  L.L.C.  The text of the press release issued by the Company is furnished as Exhibit 99.1 and is incorporated herein by reference.

                                    SIGNATURE
                                    ---------

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NYFIX, INC.

                                        By:    /s/ Mark R. Hahn
                                           -------------------------------------
                                           Mark R. Hahn
                                           Chief Financial Officer

March 31, 2004